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EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Borkowski, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Eaton Scientific Systems, Inc. (formerly Pristine Solutions, Inc.) for the period ended July 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eaton Scientific Systems, Inc. (formerly Pristine Solution, Inc.)

/s/ Michael J. Borkowski

Michael J. Borkowski

President and CEO

September 23, 2013

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Pristine Solutions, Inc. and will be retained by Pristine Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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